Supplement dated October 8, 2002 to Prospectus dated May 1, 2002 for the Pacific Portfolios, a variable annuity contract
issued by Pacific Life Insurance Company

Capitalized terms used in this Supplement are defined in the Prospectus referred to above unless otherwise defined herein. “We,” “us”, or “our” refer to Pacific Life Insurance Company; “you” or “your” refer to the Contract Owner.

This supplement changes the Prospectus to reflect the following, and restates information contained in Supplements dated August 1, 2002 and August 6, 2002:

Advisory Fees for the I-Net Tollkeeper and Emerging Markets Portfolios will be reduced.
Effective November 1, 2002, the I-Net Tollkeeper Advisory Fee will be reduced to 1.25% of average daily net assets.

Effective January 1, 2003, the Emerging Markets Advisory Fee will be reduced to 1.00% of average daily net assets.

The Large-Cap Core Variable Investment Option will change its name and the underlying Portfolio’s main investments will change.
Effective January 1, 2003, the name of the Large-Cap Core Variable Investment Option will be changed to Main Street® Core Variable Investment Option.

This will reflect a change in name of the underlying Large-Cap Core Portfolio. Any reference to the Large-Cap Core Portfolio, Subaccount, or Variable Investment Option throughout the Prospectus, Statement of Additional Information, and/or Supplement will be revised to be the Main Street Core Portfolio, Subaccount, or Variable Investment Option.

Effective January 1, 2003, the Main Street Core Portfolio’s main investments will be: Equity Securities of large U.S. companies.

The Portfolio Managers for the Multi-Strategy, Main Street® Core, and Emerging Markets Portfolios will change.	Effective January 1, 2003, OppenheimerFunds, Inc. will become the Portfolio Manager of the Multi-Strategy, Main Street Core, and Emerging Markets Portfolios.

The PURCHASING YOUR CONTRACT section is amended.
Paragraph 4 of the Purchasing the Guaranteed Protection Advantage (GPA) Rider (Optional) is amended to read as follows:

Guaranteed Protection Amount—The Guaranteed Protection Amount is equal to (a) plus (b) plus (c) minus (d); where:

(a)    is the Contract Value at the start of the Term,

(b)   is a percentage of each additional Purchase Payment, as determined from the table below, paid to the Contract during the Term,

(c)    interest earned on Purchase Payments (or portions thereof) allocated to any of the Guaranteed Interest Options (if available under the Contract) during the Term,

(d)   is a pro rata adjustment for withdrawals made from the Contract during the Term. The adjustment for each withdrawal is calculated by multiplying the Guaranteed Protection Amount prior to the withdrawal by the ratio of the amount of the withdrawal (including any applicable withdrawal charge) to the Contract Value immediately prior to the withdrawal.

	Number of Years Since Beginning of Term	Percentage of Purchase Payment Added to Guaranteed Protection Amount

	1 through 4	100%
	5	90%
	6	85%
	7	80%
	8 through 10	75%

For purposes of determining Contract Value at the start of the Term, if the Effective Date of the Rider is the Contract Date, the Contract Value is equal to the initial Purchase Payment. If the Effective Date of the Rider is a Contract Anniversary, the Contract Value is equal to the Contract Value on that Contract Anniversary.

APPENDIX A: STATE LAW VARIATIONS is amended.
Appendix A: State Law Variations is amended to include the following:

For Contracts delivered to residents of Washington:

We will charge you an Annual Fee of $30 on each Contract Anniversary prior to the Annuity Date, and at the time you withdraw your entire Net Contract Value, if your Net Contract Value is less than $50,000 on that date.

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